Income Tax Provision	9 Months Ended
Sep. 30, 2020
Income Tax Contingency [Line Items]
Income Taxes Provision
Note 17 - Income Taxes
The Company recorded $1.4 million of income tax expense and $1.0 million of income tax benefit for the three months ended September 30, 2020 and 2019, respectively, and $9.8 million of income tax expense and $5.7 million of income tax benefit for the nine months ended September 30, 2020 and 2019, respectively. The Company’s estimated effective tax rate for the nine months ended September 30, 2020 was (15.5)%. The Company’s estimated annual effective tax rate differs from the statutory rate of 21.0% primarily due to certain compensation expenses that will not have a corresponding deduction for tax, and because the Company is not liable for income taxes on the portion of earnings that are attributable to non-controlling interest.
As a result of the IPO, the Company recorded a change in the net deferred tax asset position, net of valuation allowance, of $224.4 million, which primarily consisted of the Company’s outside basis differences in its partnership subsidiaries.
As a result of the Secondary Offering, the Company recorded an additional deferred tax asset, net of valuation allowance, of $92.9 million, which primarily consists of the Company’s outside basis differences in its partnership subsidiaries.
In assessing the realizability of deferred tax assets, including the deferred tax assets recorded as a result of the IPO, Secondary Offering, and current year operations, management determined that it was more likely than not that the deferred tax assets will be realized. In addition, the Company has assessed the need for valuation allowances on indefinite lived assets recorded at its lower tier subsidiaries. As of the result, the Company has recorded a valuation allowance of $207.4 million related to the indefinite outside basis in the corporate stock of its wholly owned subsidiary.
The Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020. The Act contained several retroactive corporate tax provisions, including modifications to net operating loss application and the Section 163(j) limitation on business interest expense. Under U.S. GAAP, the effect of a change in tax law is recorded discretely as a component of the income tax provision related to continuing operations in the period of enactment. The Act did not have a material impact on the income tax benefit or the deferred taxes of the Company for the three and nine months ended September 30, 2020.
The Company does not believe it has any significant uncertain tax positions and therefore has no unrecognized tax benefits as of September 30, 2020, that if recognized, would affect the annual effective tax rate.
Tax Receivable Agreement
The Company expects to obtain an increase in its share of the tax basis in the net assets of ZoomInfo HoldCo when OpCo Units and HoldCo Units are exchanged by Pre-IPO OpCo Unitholders and Pre-IPO OpCo Unitholders, respectively. The Company intends to treat any redemptions and exchanges of HoldCo Units and OpCo Units as direct purchases for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that it would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
In connection with the Reorganization Transactions and the IPO, the Company entered into (i) the Exchange Tax Receivable Agreement with certain of our Pre-IPO OpCo Unitholders and (ii) the Reorganization Tax Receivable Agreement with the Pre-IPO Blocker Holder (collectively, the “Tax Receivable Agreements”). The Tax Receivable Agreements provide for the payment by ZoomInfo Technologies Inc. of 85.0% of the amount of any tax benefits that ZoomInfo Technologies Inc. actually realizes, or in some cases is deemed to realize, as a result of (i) increases in ZoomInfo Technologies Inc.’s share of the tax basis in the net assets of ZoomInfo HoldCo resulting from any redemptions or exchanges of HoldCo Units or OpCo Units, (ii) tax basis increases attributable to payments made under the Tax Receivable Agreements, and (iii) deductions attributable to imputed interest pursuant to the Tax Receivable Agreements (the ‘‘TRA Payments”). The Company expects to benefit from the remaining 15.0% of any of cash savings, if any, that it realizes.
As of September 30, 2020, the Company had a liability of $182.6 million related to its projected obligations under the Tax Receivable Agreements. Tax Receivable Agreements related liabilities are classified as current or noncurrent based on the expected date of payment and are included in the Company’s Condensed Consolidated Balance Sheets under the captions Current portion of tax receivable agreements liability and Tax receivable agreements liability, net of current portion, respectively.

DiscoverOrg Holdings
Income Tax Contingency [Line Items]
Income Taxes Provision
Note 17 - Income Tax Provision
The provision for income taxes is based on the effective annual tax rate for each fiscal year. The provision includes anticipated current year income taxes payable and the tax effect of anticipated differences between the financial reporting and tax basis of assets and liabilities.
The benefit from income taxes for the years ended December 31, 2019 and 2018 consists of the following (in millions):

	Year Ended December 31,
	2019	2018
Current tax provision
Federal	$—	$—
State	$0.5	$0.1
Foreign	0.2	—
	$0.7	$0.1

Deferred tax provision
Federal	$(5.0)	$(2.0)
State	(2.2)	(1.0)
	$(7.2)	$(3.0)

Expense (benefit) from income taxes	$(6.5)	$(2.9)
The Company is comprised of nontaxable partnerships and two C corporation subsidiaries. RKSI Acquisition Corporation, a C corporation, was subject to income tax as of December 31, 2019 and 2018.
The federal statutory rate was 21% for the years ended December 31, 2019 and 2018. Differences between the statutory rate and the effective tax rate arise as a result of the nondeductible expenses.
On October 1, 2018 and March 15, 2019, the Company's C corporation subsidiary executed nontaxable contributions of all operations including its deferred tax items, in exchange for a noncontrolling interest in, DiscoverOrg Data LLC. DiscoverOrg Data LLC, is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, DiscoverOrg Data LLC is not directly subject to U.S. federal and certain state and local taxes. Any taxable income or loss generated by DiscoverOrg Data LLC is passed through to and included in the taxable income or loss of its partners, including the Company's C corporation subsidiary following the Business Combination.
For the years ended December 31, 2019 and 2018, the effective income tax rate differs from the federal statutory income tax rate as explained below:

	Year Ended December 31,
	2019	2018
U.S. federal statutory income tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	1.6%	5.8%
Nontaxable partnerships	(14.8)%	(17.4)%
Other	0.5%	(0.3)%
Valuation allowance	(0.6)%	—%
Effective income tax rate	7.7%	9.1%
The Company uses the assets and liabilities method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets are also recognized for the future benefit of operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be recovered or settled. As of December 31, 2019 and 2018, net deferred tax liability in the accompanying balance sheet included the following components (in millions):

	Year Ended December 31,
	2019	2018
Deferred tax assets
Net operating loss carryforwards	$4.9	$1.3
Interest expense carryforward	7.2	0.9
Credit carryforwards	1.3	—
Other	—	—
Total deferred tax assets	$13.4	$2.2

Deferred tax liabilities
Investment in DiscoverOrg Data LLC	94.0	12.4
Total deferred tax liabilities	94.0	12.4

Less valuation allowance	2.2	—
Net deferred tax liability	$82.8	$10.2
Deferred tax assets are recognized to the extent management believes, based on available evidence, that it is more likely than not that they will be realized. Certain acquired state net operating losses and credits are unlikely to be realized and require a valuation allowance at December 31, 2019.
At December 31, 2019, the Company's C corporation subsidiary has an available federal net operating loss (NOL) carryforward of approximately $13.5 million. The Company's C corporation subsidiary also had various state net operating loss carryforwards totaling $34.6 million. Unless utilized, the state carryforwards begin to expire in 2026. At December 31, 2019, the Company has federal and state research and development credit carryforwards of approximately $0.4 million and $1.1 million, respectively. Unless utilized, these carryforwards begin expiring in 2027 and 2021.
Utilization of net operating losses, credit carryforwards, and certain deductions may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The tax benefits related to future utilization of federal and state net operating losses, tax credit carryforwards, and other deferred tax assets may be limited or lost if cumulative changes in ownership exceeds 50% within any three-year period. Additional limitations on the use of these tax attributes could occur in the event of possible disputes arising in examinations from various taxing authorities.
There were no interest and penalties accrued for the years ended December 31, 2019 or 2018. The Company has assessed its tax positions taken and concluded there are no significant uncertain tax positions. The Company has no unrecognized tax benefits as of December 31, 2019 or 2018, that, if recognized, would affect the annual effective tax rate.
The Company files returns with the Internal Revenue Service and multiple state jurisdictions, which are subject to examination by the taxing authorities for years 2015 and later. Should the Company's C corporation subsidiary utilize any of its U.S. or state loss carryforwards, their carryforward losses, which date back to 2014, would be subject to examination.